SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed  by the Registrant         [X]

Filed by a party other than the Registrant         [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Managers AMG Funds
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON ______________, 2005

AT __:__ _.M.

To Shareholders of the Essex Small/Micro Cap Growth Fund (formerly Burridge Small Cap Growth Fund and Essex Small Cap Growth Fund):

        On ___________, 2005, Managers AMG Funds will commence a special meeting and any adjournment thereof (the “Meeting”) of the shareholders of Essex Small/Micro Cap Growth Fund (the “Fund”) (formerly Burridge Small Cap Growth Fund and Essex Small Cap Growth Fund) at the offices of Managers Investment Group LLC (the “Manager”), 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Meeting will begin at __:__ _.M.

        The Meeting will be held to consider a proposal to approve a subadvisory agreement between the Manager and Essex Investment Management Company LLC with respect to the Fund. The Meeting may also consider any other business as may be properly presented before it.

        Only those shareholders that owned shares in the Fund at the close of business on ____________, 2005, the record date with respect to the Meeting, can vote at the Meeting or any adjournments thereof.

By Order of the Board of Trustees, Christine C. Carsman Secretary

Norwalk, Connecticut

____________, 2005

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE POSTAGE PAID ENVELOPE OR BY FAX. YOU CAN ALSO VOTE BY TELEPHONE OR ON THE INTERNET.

INSTRUCTIONS FOR EXECUTING PROXY CARD

        The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration Corporate Accounts:	Valid Signature
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer
(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee
Trust Accounts (1) ABC Trust	(1) Jane Doe, Trustee
(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe
Custodial Accounts (1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith
(2) John Smith, Jr.	(2) John Smith, Jr., Executor

Essex Small/Micro Cap Growth Fund
(formerly Burridge Small Cap Growth Fund and Essex Small Cap Growth Fund)
800 Connecticut Avenue
Norwalk, Connecticut 06854
800-835-3879
www.managersinvest.com

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PROXY STATEMENT
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FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON ____________, 2005

Introduction

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Managers AMG Funds (the "Trust"), for use at a special meeting and any adjournment thereof (the "Meeting") of the shareholders of the Essex Small/Micro Cap Growth Fund (the "Fund") (formerly Burridge Small Cap Growth Fund and Essex Small Cap Growth Fund) to be held at the offices of Managers Investment Group LLC (the "Manager"), 800 Connecticut Avenue, Norwalk Connecticut, and commencing on ____________, 2005 at __:__ _.M., Eastern Time.

The Trust is currently comprised of nine mutual funds, but only the Fund is the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. The Manager, an indirect subsidiary of Affiliated Managers Group, Inc. located at 600 Hale Street, Prides Crossing, MA 01965, serves as investment manager of the Fund and is responsible for the Fund's overall administration and management. Managers Distributors, Inc., a wholly-owned subsidiary of the Manager, serves as the Fund's distributor.

The principal executive offices of the Trust are located at 800 Connecticut Avenue, Norwalk, Connecticut 06854. The enclosed proxy and this proxy statement are being sent to shareholders on or about ____________, 2005.

At the Meeting, shareholders of the Fund will be asked to act on a proposal to approve a subadvisory agreement with respect to the Fund between the Manager and Essex Investment Management Company LLC ("Essex"). The proposal relates to a transaction in which certain personnel and assets related to the portfolio management business of the Fund's former subadvisor, The Burridge Group, LLC ("Burridge"), including the Fund's portfolio management team, were transferred to Essex. A form of the subadvisory agreement is attached as Exhibit A to this proxy statement. Shareholders of the Fund may also be asked to consider any other business as may be properly presented before the Meeting.

All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the marked instructions. Unless instructions are marked to the contrary, shares represented by the proxies will be voted FOR the proposal. A shareholder may revoke his or her proxy card(s) at any time prior to the Meeting by (i) sending written notice of revocation to the Secretary of the Trust, (ii) executing and returning a subsequent proxy, (iii) submitting a subsequent telephone vote or (iv) submitting a subsequent internet vote. A shareholder may also revoke his or her proxy card by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. The persons designated as proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board is not currently aware of any other matters to come before the Meeting.

Holders of record of the shares of the Fund at the close of business on ____________, 2005 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share and a fractional vote on each fractional share on all business presented at the Meeting.

The Fund had __________ shares of beneficial interest outstanding with a net asset value of $_________ as of the Record Date.

Under the Master Trust Agreement of the Trust, a proxy with respect to shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be valid if executed or otherwise given by or on behalf of any one of them, unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

A quorum of shareholders must be present or represented by proxy at the Meeting to transact business. For these purposes, a quorum is at least 30% of the shares of the Fund entitled to vote on the Record Date. In the event that the necessary quorum to transact business is not obtained at the Meeting, the individuals named as proxies may propose one or more adjournments of the Meeting in accordance with the applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present (by value) in person or represented by proxy at the Meeting.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on the proposal because the beneficial owners have not given instructions) will be considered to be shares present at the Meeting, but have no effect on the outcome of the vote.

Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope. Shareholders can also vote by faxing their proxy card(s) to the Trust at [__________________].

PROPOSAL: To Approve the
Subadvisory Agreement Between the Manager and Essex with Respect to the Fund

At the Meeting, the shareholders of the Fund will consider the approval of the subadvisory agreement between the Manager and Essex with respect to the Fund (the "Essex Agreement"). The proposal relates to a transaction in which certain personnel and assets related to the portfolio management business of Burridge, the Fund's previous subadvisor, including the Fund's portfolio management team, were transferred to Essex. Essex currently serves as subadvisor to the Fund pursuant to the Essex Agreement on an interim basis as permitted by Rule 15a-4 of the 1940 Act. A form of the Essex Agreement is attached as Exhibit A.

The Subadvisor Reorganization and the Essex Agreement

From the Fund's inception on June 25, 2002 until December 31, 2004, Burridge managed the Fund's portfolio as the Fund's subadvisor. On December 31, 2004, Burridge completed a reorganization transaction (the "Subadvisor Reorganization") with Essex whereby Burridge transferred to Essex the assets and personnel associated with a portion of its portfolio management business, including Nancy Prial, Burridge's Chief Investment Officer, and the portfolio management team responsible for providing subadvisory services to the Fund. The Board was informed that the Subadvisor Reorganization might be deemed an assignment of the Fund's subadvisory agreement with Burridge (the "Burridge Agreement") that would terminate the Burridge Agreement in accordance with its terms and the 1940 Act. The Board further considered that Ms. Prial and her portfolio management team would continue to manage the Fund's portfolio as employees of Essex. Under these circumstances, the Board determined that it would be in Fund shareholders' interest to put in place a subadvisory agreement with Essex in order to assure continuity in the subadvisory services provided to the Fund. Accordingly, on December 3, 2004, the Board, including a majority of the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, unanimously approved the termination of the Burridge Agreement and the adoption of the Essex Agreement, both effective as of December 31, 2004. The Essex Agreement contains terms and conditions substantially the same as the Burridge Agreement including the subadvisory services provided to the Fund and the subadvisory fee paid by the Manager. In connection with these changes, the Board changed the Fund's name from "Burridge Small Cap Growth Fund" to "Essex Small Cap Growth Fund" effective as of January 1, 2005. The Board later changed the Fund's name from "Essex Small Cap Growth Fund" to "Essex Small/Micro Cap Growth Fund" effective as of April 1, 2005.

Under the terms of the Essex Agreement and in accordance with Rule 15a-4 under the 1940 Act, Fund shareholders must approve the Essex Agreement before May 30, 2005 in order for Essex to serve as the Fund's subadvisor on an ongoing basis following that date. Rule 15a-4 and the Essex Agreement provide that investment management fees due Essex since the effective date of the Essex Agreement are held in an interest-bearing escrow account. If the Essex Agreement is approved by shareholders, the escrowed funds, including interest, will be paid to Essex. If the Essex Agreement is not approved, Essex will be entitled to an amount equal to the lesser of (a) its costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest.

Under an investment management agreement between the Trust and the Manager dated October 19, 1999 (the "Management Agreement"), the Fund pays the Manager a fee equal to 1.00% of the Fund's average daily net assets. The Subadvisor Reorganization and Essex Agreement do not affect the Management Agreement or the fees paid by the Fund thereunder. The Essex Agreement provides that the Manager will pay Essex a fee equal to 1.00% of average daily net assets, which was the same fee payable by the Manager to Burridge under the Burridge Agreement. As noted above, any fees payable under the Essex Agreement will be held in escrow pending shareholder approval of the Essex Agreement.

For the fiscal year ended May 31, 2004, the Fund paid the Manager $75,258 under the Management Agreement, and the Manager paid $75,258 to Burridge under the Burridge Agreement. If the Essex Agreement had been in effect for fiscal 2004, both the total management fee payable by the Fund to the Manager and the subadvisory fee payable by the Manager to Essex would have been the same.

During the fiscal year ended May 31, 2004, the gross advisory fees paid by the Manager to Burridge and fee waivers/reimbursements were as follows:

MANAGEMENT FEES	FEE WAIVERS/ REIMBURSEMENTS	MANAGEMENT FEES NET OF WAIVERS AND/OR REIMBURSEMENTS
$75,258	$76,095	$(837)

Information About Essex

The following is a description of Essex, which is based solely on information provided by Essex.

Essex, located at 125 High Street, Boston, Massachusetts 02110, is the successor firm to Essex Investment Management Company, Inc., which was formed in 1976. Affiliated Managers Group, Inc. located at 600 Hale Street, Prides Crossing, MA 01965, an indirect subsidiary of which is the Managing Member of the Investment Manager, is the Managing Member of, and indirectly owns a majority interest in, Essex. As of December 31, 2004, Essex had assets under management of $5.7 billion.

The name and principal occupation of the principal executive officers of Essex are set forth below. The address of each is that of Essex.

Name	Position
Joseph C. McNay	Managing Principal and Chairman
Stephen D. Cutler	Managing Principal and President
Christopher P. McConnell	Managing Principal and co-CEO/CFO/Compliance Officer
Malcolm MacColl	Managing Principal and co-CEO

        Essex acts as an investment advisor to one other fund whose investment objectives are similar to the Fund’s, as shown in the table below.

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of 3/31/05	Fee
Essex Aggressive Growth Fund	Long-term capital appreciation/ all capitalization growth	$40.5 mm	0.75%

Portfolio Manager

        If shareholders approve the addition of Essex as subadvisor to the Fund, it is expected that the Fund’s current portfolio management team led by Nancy Prial will continue to manage the Fund’s assets. Ms. Prial and her team have managed the Fund’s portfolio since the Fund’s inception on June 25, 2002. Prior to this date the team managed a predecessor account which began operations on September 28, 2000. Following the Subadvisor Reorganization, Ms. Prial serves as a portfolio manager of Essex. Ms. Prial joined Essex in December 2004; prior to that, she was Chief Investment Officer of Burridge from April 1998 to December 2004, and a Senior Portfolio Manager with American Century Investors from February 1994 to March 1998.

Board of Trustees Recommendation

        At a meeting held on December 3, 2004, the Trustees, including a majority of the Independent Trustees of the Trust, unanimously voted to approve the Essex Agreement, effective as of the effective time of the Subadvisor Reorganization, and to present the Essex Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of the Essex Agreement. In considering the Essex Agreement, the Trustees reviewed and considered a variety of materials relating to the Fund and Essex, including comparative performance information for the Fund, similarly managed funds and relevant benchmark indices, the nature, extent and quality of services to be provided by Essex under the Essex Agreement, and information regarding the investment strategies and portfolio management team of Essex. The Trustees took particular note of the fact that there would be no change in the portfolio management of the Fund, as Essex will use the same portfolio management team as Burridge, the Fund’s previous Subadvisor. The Trustees also considered information they had received regarding Essex on an ongoing basis in connection with their oversight of another series of the Trust for which Essex serves as subadvisor. In addition, the Trustees considered certain information received in connection with, and their deliberations with respect to, their June 2004 renewal of the Burridge Agreement.

        In considering the nature, extent and quality of services to be provided by Essex under the Essex Agreement, the Trustees reviewed information provided by Essex relating to its operations and personnel. Among other things, in discussing the qualifications and experience of Essex’s portfolio management team, the Trustees reviewed biographical information on the portfolio managers and other professional staff at Essex, as well as information regarding the organizational and management structure of the firm with a particular focus on the portfolio management team’s prior experience in managing the Fund’s investment portfolio. In the course of their deliberations, the Trustees noted the substantial investment experience of Ms. Prial as the Chief Investment Officer of Burridge, the Fund’s previous subadvisor, and further noted that she would continue to serve as the Fund’s portfolio manager as an Essex employee. In addition, the Trustees noted that the terms and conditions of the Essex Agreement are substantially identical to those of the Burridge Agreement, including with respect to (a) the amount of the fee paid by the Manager to Essex and (b) the nature and extent of the subadvisory services to be rendered thereunder. The Trustees also took into account the financial condition and structure of Essex with respect to its ability to provide the services required under the Essex Agreement. The Trustees also evaluated Essex’s brokerage policies and practices, and Essex’s compliance programs, including those related to personal investing.

        In considering the cost of services to be provided by Essex under the Essex Agreement and the profitability to Essex of its relationship with the Fund, the Trustees noted the current and anticipated levels of the Fund’s assets and undertakings by the Manager and Essex to maintain expense limitations for the Fund. As a consequence, the cost of services to be provided by Essex and the profitability to Essex of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons the Trustees did not consider the potential economies of scale in Essex’s management of the Fund to be material factors in their consideration at this time.

        After consideration of the foregoing factors, the Trustees reached the following conclusions regarding the Essex Agreement, among others: (a) Essex is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies and can reasonably be expected to provide substantially the same quantity and quality of services to the Fund as Burridge did; (b) Essex maintains appropriate compliance programs; (c) the Fund’s performance has been reasonable in relation to the performance of relevant indices and funds with similar investment objectives; and (d) the Fund’s subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by Essex.

        Based on the foregoing, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the Essex Agreement is in the interests of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL.

ADDITIONAL INFORMATION

Solicitation of Proxies

        Representatives of the Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Manager or Essex.

        As the Meeting date approaches, shareholders who have not voted their proxy may receive a telephone call asking them to vote. In all cases where a telephonic proxy is solicited, shareholders will be asked to give their full name, social security number or employer identification number, address, title (if applicable) and the number of shares owned, and to confirm that they have received the proxy materials in the mail.

        If a shareholder wishes to participate in the Meeting, and does not wish to authorize the execution of a proxy by telephone, mail or internet, the shareholder may vote at the Meeting in person.

        If you require additional information regarding the proxy or replacement proxy cards, please call Managers Investment Group LLC toll free at (800) 835-3879. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Meeting.

Financial Information

        The Fund’s most recent Annual Reports and Semi-Annual Reports are available upon request, without charge, by writing to Managers Investment Group LLC, 800 Connecticut Avenue, Norwalk, Connecticut 06854, or by calling (800) 835-3879, or on our website at www.managersinvest.com.

Principal Holders and Management Ownership

        As of ____________, 2005, the following persons or entities owned of record more than 5% of the outstanding shares of the Fund:

Name and Address	No. Shares	Percentage

        Except as noted above, the Trust did not know of any person who, as of _______________, 2005, beneficially owned more than 5% or more of the outstanding shares of the Fund.

        As of _______________, 2005, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

        Since the beginning of fiscal year 2004, no Trustee has purchased or sold securities of the Manager, Essex or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Manager, Essex or any of their respective parents or subsidiaries.

Shareholder Proposals

        The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

Other Matters to Come Before the Meeting

        The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented or considered at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

THE TRUSTEES RECOMMEND APPROVAL OF THE PROPOSAL. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

________, 2005

By Order of the Trustees, Christine C. Carsman Secretary

EXHIBIT A

FORM OF ESSEX SUBADVISORY AGREEMENT

        AGREEMENT made as of the 1st day of January 2005, between MANAGERS INVESTMENT GROUP LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in Norwalk, Connecticut (the “Adviser”) and ESSEX INVESTMENT MANAGEMENT COMPANY LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business at 125 High Street, Boston, Massachusetts 02110 (the “Sub-Adviser”).

        WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

        WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

        WHEREAS, MANAGERS AMG FUNDS, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

        WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

        WHEREAS, the Trust currently intends to offer shares in an additional series, the Essex Small/Micro Cap Growth Fund, such series together with all other series subsequently established by the Trust with respect to which the Sub-Adviser renders management and investment advisory services pursuant to the terms of this Agreement, being herein collectively referred to as the “Funds” and individually as a “Fund”; and

        WHEREAS, pursuant to an Investment Management Agreement, dated as of October 19 1999, between the Trust and the Adviser (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Funds.

        NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

    1.        APPOINTMENT OF SUB-ADVISER.

    (a)        Essex Small/Micro Cap Growth Fund.  The Adviser hereby employs the Sub-Adviser to provide investment advisory services to the Essex Small/Micro Cap Growth Fund for the period and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    (b)        Additional Funds.  In the event that the Trust establishes one or more series of shares other than the Essex Small/Micro Cap Growth Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory services hereunder, the Adviser shall so notify the Sub-Adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Sub-Adviser is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

    2.        DUTIES OF ADVISER AND SUB-ADVISER.

(i) Delivery of Documents. The Adviser has furnished the Sub-Adviser with true copies of each of the following:

    (a)        The Trust’s Master Trust Agreement, as filed with the Secretary of State of the Commonwealth of Massachusetts and all amendments and supplements thereto (such Master Trust Agreement, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

    (c)        Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Sub-Adviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of each Fund;

    (d)        The Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 333-84639 and 811-09521) with respect to the Fund as filed with the Securities and Exchange Commission on October 1, 2004, and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called the “Prospectus”) of the Fund;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f) and (g) to the extent such amendments or supplements relate to or affect the obligations of the Sub-Adviser hereunder with respect to the Essex Small/Micro Cap Growth Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

(ii) The Sub-Adviser, at its own expense, shall furnish the following services to the Trust:

    (a)        Investment Program.  The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for each Fund in compliance with that Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Sub-Adviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any Fund.

    (b)        Portfolio Transactions.  In connection with the management of the investment and reinvestment of each Fund, the Sub-Adviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser with respect to the Essex Small/Micro Cap Growth Fund and/or other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Sub-Adviser may buy securities for a Fund at the same time it is selling such securities for another client account and may sell securities for a Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between a Fund and such other account if it deems this to be advantageous. The Sub-Adviser also may cause a Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the subject Fund and to such clients.

The Sub-Adviser will advise the Funds’ custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Sub-Adviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Sub-Adviser giving proper instructions to the custodian, the Sub-Adviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Sub-Adviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Funds may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Sub-Adviser shall not be liable to the Essex Small/Micro Cap Growth Fund for so acting. In addition, the Sub-Adviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Sub-Adviser (as that term is defined in the Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser and in no event shall the Sub-Adviser direct portfolio transactions on behalf of the Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Adviser. The Adviser agrees that it will provide the Sub-Adviser with a list of brokers and dealers that are “affiliated persons” of the Funds.

    (c)        Reports.  The Sub-Adviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Sub-Adviser set forth herein.

    3.        SUB-ADVISORY FEE.

        For the services to be provided by the Sub-Adviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Sub-Adviser an annual fee as set forth on Schedule A to this Agreement.

        In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of such Fund for the days during which it is in effect.

    4.        EXPENSES.

        During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. The Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

    5.        COMPLIANCE WITH APPLICABLE REGULATIONS.

        In performing its duties hereunder, the Sub-Adviser

(i)	shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii)	acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and that the Sub-Adviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii)	agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

    6.        LIABILITY OF SUB-ADVISER; INDEMNIFICATION.

        Neither the Sub-Adviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Sub-Adviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Sub-Adviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Sub-Adviser’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

        Neither the Sub-Adviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Sub-Adviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Sub-Adviser or its Related Persons.

        The Adviser shall indemnify the Sub-Adviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Sub-Adviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

        The Sub-Adviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Sub-Adviser or any of its Related Persons.

    7.        REPRESENTATIONS AND WARRANTIES.

    (a)        Adviser. The Adviser represents and warrants to the Sub-Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

    (b)        Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the Sub-Adviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

    8.        DURATION AND TERMINATION OF THIS AGREEMENT.

    (a)        Duration. This Agreement shall become effective with respect to the Essex Small/Micro Cap Growth Fund on January 1, 2005 (the “Effective Date”) and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Sub-Adviser in accordance with Paragraph 1(b) hereof that the Sub-Adviser is willing to serve as Sub-Adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date with respect to the Essex Small/Micro Cap Growth Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

    (b)        Amendment.  This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Trust.

    (c)        Termination.  This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Sub-Adviser, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Sub-Adviser shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor sub-adviser, or (ii) to the Adviser.

    (d)        Automatic Termination.  This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether as assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Trustees of the Trust may deem appropriate.

    (e)        Approval, Amendment or Termination by Individual Fund.  Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

    (f)        Interim Contract Provisions.

        Notwithstanding any other provision of this Agreement.

    (i)        Prior to this Agreement being approved by a vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act: (i) in no event shall compensation paid to the Sub-Advisor with respect to the Fund hereunder exceed the amount permitted by Rule 15a-4 under the 1940 Act; and (ii) all fees payable to the Sub-Advisor with respect to the Fund hereunder shall be held in an interest-bearing escrow account with the Fund’s custodian or a bank (the “Escrow Account”). Funds held in the Escrow Account, including interest earned, shall be paid to the Sub-Advisor promptly after approval of this Agreement by the vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act, provided that such approval is obtained no later than 150 days after the date of this Agreement.

    (ii)        If this Agreement is not approved by a vote of a majority of the Fund’s outstanding voting securities within the time period stated above in (a), (i) this Agreement shall immediately terminate; and (ii) the Sub-Advisor shall receive from the Escrow Account the lesser of: (a) the sum of the amount of any costs incurred by the Sub-Advisor in performing its duties with respect to the Fund under this Agreement prior to such termination plus any interest earned on that amount, and (b) the sum of the amount deposited in the Escrow Account plus any interest earned on that amount.

    9.        SERVICES NOT EXCLUSIVE.

        The services of the Sub-Adviser to the Adviser in connection with the Funds hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Sub-Adviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Sub-Adviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

    10.        RESERVATION OF NAME.

        The parties hereby acknowledge that Managers Investment Group LLC has reserved the right to grant the nonexclusive use of the name “Managers” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “Managers.” The name “Managers” will continue to be used by the Trust so long as such use is mutually agreeable to Managers Investment Group LLC and the Trust. The Sub-Adviser and the Trust acknowledge that the Trust shall cease using the name “Managers” as a part of the Trust’s name and that the Sub-Adviser, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “Managers.” Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

    11.        MISCELLANEOUS.

    (a)        Notices.  All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854 Facsimile No.: 203-299-3580 Attention: Peter M. Lebovitz

Sub-Adviser:	Essex Investment Management Company LLC 125 High Street Boston, Massachusetts 02110 Facsimile No.: ____________________ Attention: _______________________

    (b)        Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

    (c)        Applicable Law.  This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

    (d)        Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    (e)        Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the Investment Company Act of 1940, as amended, when applicable.

        IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the date first set forth above.

MANAGERS INVESTMENT GROUP LLC
By: Name: Title:
ESSEX INVESTMENT MANAGEMENT COMPANY LLC
By: Name: Title:

        Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under Paragraph 10 of this Agreement.

MANAGERS AMG FUNDS
By: Name: Title:

SCHEDULE A

Essex Small/Micro Cap Growth Fund

        The Adviser shall pay to the Sub-Adviser an annual gross investment sub-advisory fee equal to 1.00% of the average daily net assets of the Essex Small/Micro Cap Growth Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

        The Sub-Adviser may voluntarily waive all or a portion of the sub-advisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Sub-Adviser has voluntarily waived all or a portion of the sub-advisory fee hereunder, if requested by the Sub-Adviser, the Adviser will waive an equal amount (or such lesser amount as the Sub-Adviser may request) of the advisory fee payable by the Trust to the Adviser with respect to the Fund under the Advisory Agreement.

        The Sub-Adviser agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to the Fund, if requested by the Adviser, the Sub-Adviser will waive a pro rata share (or such lesser share as the Adviser may request) of the sub-advisory fee payable hereunder with respect to the Fund, such that the amount waived by the Sub-Adviser shall bear the same ratio to the total amount of the sub-advisory fees payable hereunder with respect to the Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to the Fund.

        The Adviser agrees that, in addition to any amounts otherwise payable to the Sub-Adviser with respect to the Fund hereunder, the Adviser shall pay the Sub-Adviser all amounts previously waived by the Sub-Adviser to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount to be paid by the Adviser to the Sub-Adviser shall bear the same ratio to the total amount paid by the Trust as the total amount previously waived by the Sub-Adviser bears to the total amount of the fees previously waived by the Adviser under the Advisory Agreement with respect to the Fund.

        The Sub-Adviser agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of the Fund, if requested by the Adviser, the Sub-Adviser shall pay or reimburse the Trust for the entire amount of all such expenses of the Fund (or such lesser amount as the Adviser may request). The Adviser agrees that, in addition to any amounts otherwise payable to the Sub-Adviser with respect to the Fund hereunder, the Adviser shall pay the Sub-Adviser all amounts previously paid or reimbursed by the Sub-Adviser to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement.

[BALLOT CARD]

[MANAGERS AMG FUNDS LOGO]

800 Connecticut Avenue
Norwalk, CT 06854-2325

Essex Small/Micro Cap Growth Fund

Control Number: 999 999 999 999 99

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Galan G. Daukas and Donald S. Rumery, as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Essex Small/Micro Cap Growth Fund (formerly Burridge Small Cap Growth Fund and Essex Small Cap Growth Fund), a series of the Managers AMG Funds, standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders to be held ________, 2005 at __:__ _.m. or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR THE PROPOSAL LISTED ON THE REVERSE SIDE AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

You can also vote your proxy by faxing it to us at ____________, by calling ___________ and recording your vote by telephone, or on the internet at ______________.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporation name by President or other authorized officer. If a partnership or a limited liability company, please sign in partnership or limited liability company name, as applicable, by an authorized person.

PLEASE FILL IN ONE OF THE BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.    [X]

The Board of Trustees recommends a vote FOR the Proposal.

	FOR	AGAINST	ABSTAIN
1. To approve a subadvisory agreement between Managers Investment Group LLC and Essex Investment Management Company LLC with respect to Essex Small/Micro Cap Growth Fund (formerly Burridge Small Cap Growth Fund and Essex Small Cap Growth Fund).	[____]	[____]	[____]

Signature: ____________________

Date: __________

Signature: ____________________

Date: __________

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.